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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): JULY 2, 2000


                                   EGL, INC.
             (Exact name of registrant as specified in its charter)



            TEXAS                      000-27288               76-0094895
 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)



             15350 VICKERY DRIVE, HOUSTON, TEXAS                    77032
          (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (281) 618-3100


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ITEM 8.         CHANGE IN FISCAL YEAR.

           On July 2, 2000, the Board of Directors of EGL, Inc., a Texas corporation ("EGL"), determined to change its fiscal year from a year ending on September 30th to a year ending on December 31st. The decision to change EGL's fiscal year was made to facilitate (1) investment community comparisons with peer companies, and (2) EGL's reporting requirements arising after the completion of the proposed merger of Circle International Group, Inc., a Delaware corporation with a fiscal year ending on December 31st, and EGL Delaware I, Inc., a Delaware corporation and newly formed, wholly owned subsidiary of EGL.

           EGL's 2000 fiscal year will end on December 31, 2000. Not more than 45 days after July 2, 2000, EGL will file with the Securities and Exchange Commission a Report on Form 10-Q covering the three-month transition period from October 1, 1999 to December 31, 1999.
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                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 17, 2000                        EGL, INC.



                                            By:   /s/  Elijio V. Serrano
                                                  Elijio V. Serrano
                                                  Executive Vice President and
                                                  Chief Financial Officer